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                                                                   EXHIBIT 10.37

1. Introduction


Prodigy Services Corporation (the "Company") is the operator of the Prodigy Internet service (the "Service"). The Service is an interactive information, communication and transaction service, used by connecting your receiving and transmitting equipment (normally a personal computer with a modem connected to your telephone line) to the Company's network of telecommunications and computer facilities. In addition to communication, information and transaction services, the Service provides access to the Internet by means of the software programs provided by the Company and its suppliers. By completing enrollment and accepting all of the terms of this Agreement, you become an authorized user (a "Member") of the Service. Continued acceptance of this Agreement is a condition of membership. If you do not wish to be bound by this Agreement, please do not enroll. The Company may change this Agreement at any time, and changes are effective upon notice to Members. If you do not accept the change, you must immediately terminate your use of the Service. By continuing to use the Service, you accept each change. The Company may at any time, without notice or liability, change, eliminate or restrict the use of, any features or functions of the Service or limit or change the operation of any feature or function of the Service.

Any information, products and services available on or through the Internet, other than information, products and services clearly identified as being supplied by the Company, are provided by other Internet users or independent providers ("Third Party Providers"), and each Third Party Provider owns, maintains and supports its information, products and services. The availability and contents of an Internet site are the responsibility of the Third Party Provider of such site. You acknowledge that portions of the Internet may contain language, pictures or other materials which some individuals may find offensive, inflammatory, of an adult nature, or otherwise objectionable. Such contents are the sole responsibility of the applicable Third Party Provider. The Company has no responsibility for or control over such materials and disclaims any and all liability for, and knowledge of, their contents. Your access to such materials is at your own risk. It is your responsibility to use as you see fit Internet access control software of your choosing to limit access to the Internet by any minors that you may permit to use your account. Minors who access the Service are assumed to have parental or guardian consent before accessing the Service.

2. Member Responsibilities

You are responsible for complying with all terms and conditions of this Agreement. You must be an adult and an individual to use the Service. By accepting this Agreement, you confirm you are an adult of at least 18 years of age (19 or 21 where applicable). You are personally responsible for all use of the Service under your Service account even if you allow someone else to use your Service account. Using your Service account for illegal, fraudulent or abusive purposes is grounds for termination of membership, and may be referred to law enforcement authorities. You are responsible for paying for information, products and services ordered from the Company or from Third Party Providers through the Service. The Company is not a party to any transaction between you and a Third Party Provider, and the purchase, payment, warranty, guarantee,
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delivery, maintenance and all other matters concerning information, products and services ordered from Third Party Providers are solely between you and the Third Party Provider.

All member-related information that you provide to the Company must be accurate, including your name, address, credit or charge card numbers and expiration dates and any Service payment information. You are responsible for keeping such information up to date. You must promptly inform the Company if you suspect any breach of security, such as loss, theft, or unauthorized disclosure or use of your Service account, password or any credit or charge card number provided to the Company at enrollment. Until the Company is notified of a breach of security (by notice given as described in Section 8), you will remain responsible for any unauthorized use of your Service account. (Liability for use of credit or charge cards is subject to your agreement with the card issuer.)

The Service is provided for your personal use only. Unless you have the Company's express written consent, you may not resell it, in whole or part, or otherwise commercially exploit it, or assign or transfer your membership to anyone else. All aspects of the Service, except that portion provided by Third Party Providers, is copyrighted property of the Company.

YOU AGREE TO DEFEND, INDEMNIFY AND HOLD HARMLESS THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM ANY CLAIMS, AND EXPENSES, INCLUDING ATTORNEYS' FEES, ARISING OUT OF OR IN CONNECTION WITH: (I) ANY BREACH OF THIS AGREEMENT BY YOU AND (II) YOUR USE OF THE SERVICE, SOFTWARE PROVIDED BY THE COMPANY AND ITS SUPPLIERS, AND THE INTERNET.

3. Software License

All software provided to you by the Company, each revised version thereof, and any beta test software that you choose to use (the "Software"), is licensed to you by the Company only for your personal use in connecting to and using the Service (and no other service) from within the 50 United States, the District of Columbia, and Puerto Rico, and for no other purpose. You may use or copy it only as instructed by the Company. Use or copying for any other purpose is prohibited and is a breach of this Agreement. The Software files remain the property of the Company at all times, and the Company may make changes to the number and/or content of these files directly while you are connected to the Service. You accept the terms of this license by using the Software. This license will terminate upon termination of your membership. At that time, you must return the Software to the Company or destroy it.

The Company is not responsible in any way for any computer programs or devices intended for use in connection with the Software, the Service or the Internet, even if such programs or devices are advertised or made available through the Service.
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You acknowledge the Software is proprietary and confidential to the Company.
This Agreement does not convey any rights of ownership to you; title to and ownership of all rights in trademarks, service marks, patents, copyrights, trade secrets and other intellectual property in the Software and any copy shall remain with the Company. You shall not transfer, sublicense, copy, reverse engineer, decompile, disassemble, translate or otherwise alter or modify the Software.

THE SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND THE COMPANY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE COMPANY DOES NOT WARRANT THAT THE SOFTWARE IS ERROR FREE, WILL OPERATE WITHOUT INTERRUPTION OR IS COMPATIBLE WITH ALL EQUIPMENT AND SOFTWARE CONFIGURATIONS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL THE COMPANY OR ITS SUPPLIERS BE LIABLE FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING WITHOUT LIMITATION, LOSS OF INCOME, DATA, USE OR INFORMATION, EVEN IF THE COMPANY OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

None of the Software or underlying information or technology may be downloaded or otherwise exported or re-exported (i) into (or to a national or resident of) any country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Deny Orders. By downloading or using the Software, you are agreeing to the foregoing and you are representing and warranting that you are not located in, under the control of, or a national or resident of any such country or on any such list. The Software and any underlying technology may not be exported outside the United States or to any foreign entity or "foreign person" as defined by U.S. government regulations, including without limitation, anyone who is not a citizen, national or lawful permanent resident of the United States. By downloading or using the Software, you are agreeing to the foregoing and you are warranting that you are not a "foreign person" or under the control of a foreign person.

The Software is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraphs (a) through (d) of the Commercial Computer Restricted Rights clause at FAR 52.227-19 when applicable, or in subparagraph (c)(l)(ii) of The Rights in Technical Data and Computer Software clause of DFARS and in similar clauses in the NASA FAR Supplement.
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4. Fees and Payment

You are responsible for paying all fees and charges (plus applicable taxes) associated with use of the Service under your ID, including those incurred for premium, extra-fee features or options. By authorizing the Company to charge a credit or charge card, or debit a bank account by electronic funds transfer for service fees and charges, you are authorizing the Company to automatically continue charging that card or debiting that account during your membership.

The Company may, upon notice required by applicable laws, at any time change the amount of, or basis for determining, any fee or charge, or institute new fees or charges. All fees and charges are payable in accordance with billing terms in effect at the time the fee or charge becomes payable. Unless otherwise stated, all amounts are in U.S. Dollars.

5. Termination of Membership

Either you or the Company may terminate the membership at any time and without cause. The only right with respect to dissatisfaction with any policies, guidelines or practices of the Company in operating the Service, any change in features or functions, or any change in the amount or type of fees and charges associated with the Service, is for you to terminate the membership by notice to the Company. Under our monthly plans, if after the first thirty days of your membership you voluntarily cancel your account, no refund, including any membership fees or portions thereof, shall be granted. Charges for premium or extra fee features, supplemental access charges and phone company charges cannot be refunded at any time. You will be charged for any extra fee features you subscribe to or use during that period's billing cycle. If you enroll in a pre-paid annual membership plan, you may cancel your plan, but you will only be entitled to a refund as is specified under the terms and conditions of that plan.

The Company may terminate the membership, or suspend any individual Member's access to the Service, without notice, for conduct that the Company believes is a violation of this Agreement or any policies or guidelines posted by the Company on the Service, or for other conduct that the Company believes harmful to other Members, to Third Party Providers or to the Service or the business interests of the Company. If you file a claim against the Company, or a claim which in any way involves the Company, then the Company may terminate your membership. Upon termination of your membership by the Company for any reason, you shall not establish a new membership in any Prodigy service, for five years from the date of termination. Upon termination of your membership, the Company shall have no obligation to notify any third parties nor shall the Company be responsible for any damages that may result or arise out of termination of your membership. Termination or suspension by the Company of service to a Member also constitutes termination or suspension (as applicable) of that Member's license to use the Software.

6. Use of the Service
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You acknowledge that the Service is intended for access to and use of electronic mail, usenet newsgroups, Internet relay chat, the Internet, and any other proprietary or non-proprietary services that the Company makes available to its members. You shall not use the Service to operate server programs, including, but not limited to mail servers, IRC servers, ftp servers, or web servers.

You acknowledge that the use of the Service on a standby or inactive basis is prohibited. This prohibition includes the use of methods or automated programs to defeat systems which limit inactivity. The Company may automatically terminate your session after a certain period of inactivity, which period will be determined solely by the Company.

You are responsible for providing all equipment, devices and software (other than the Software) necessary to receive the Service. The Company will provide telephone numbers to connect to the Service. You are responsible for selecting the best number for you, and for all telephone fees and charges associated with the use of the telephone number you select. Use of the Service (or portions thereof), and of specific telephone numbers, is subject to interruptions at the Company's discretion or beyond the Company's control. Unauthorized access to the Service, to restricted portions of the Service, or to the telecommunications or computer facilities used to deliver the Service, is a breach of this Agreement and a violation of law.

It is your responsibility to keep your password secret and to change it frequently. You agree that your Service account will be used by one person at a time. You may not use another Member's Service account without the specific consent of that Member. Unauthorized use of another Member's Service account, or improper solicitation of another Member's password, are grounds for termination of your membership, and may be a violation of law.

You may not use the Service to submit, copy, upload, post, publish, transmit, reproduce or distribute information, software, or other material which is protected by copyright without the specific authority of the copyright owner; doing so is a breach of this Agreement and may subject you to legal liability. You are responsible (and could be held liable to others) for all submissions from your Service account.

Information pertaining to Members of the Service, their e-mail address, and/or their Service account - which the Company makes available to its Members (for instance, Member Lists and Community Rosters) - are provided for your personal use only. You are strictly prohibited from accessing, downloading, printing, emailing, transferring, posting, selling, sharing, or otherwise using any Member's information referred to in this paragraph for any non-personal, commercial, unlawful or illegal purposes.
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You are expressly prohibited from sending the same or substantially similar unsolicited electronic mail message, whether commercial or not, to fifty (50) or more recipients, and from posting to a newsgroup, bulletin board, or message board, the same or substantially similar unsolicited note, whether commercial or not, twenty-five (25) or more times per day through the use of the Service, the Company's equipment, or in connection with any Company e-mail address, Company domain name, or any Company trademark including the word "Prodigy." For each day that this provision is violated, Member shall pay the Company $50.00 per day for unintentional violations and $500.00 per day for deliberate violations. The Company may waive all or part of the applicable charges. Neither the Company's demand, nor payment by the Member of these charges, shall prevent the Company from terminating the Member's membership, seeking to obtain and enforce other legal remedies against the Member, including damages or an injunction, or cooperating with law enforcement agencies in connection with these violations. The failure to enforce any provision of this Agreement, including this paragraph, shall not constitute a waiver of any or all of Company's rights, including the right to receive compensation for such unintentional or deliberate violations of this Agreement, regardless of when such violations occurred.

7. Information on the Service

THE COMPANY DOES NOT ENDORSE, ASSERT OR STAND BEHIND THE TRUTHFULNESS OR RELIABILITY OF OPINIONS, ADVICE OR STATEMENTS GIVEN OR MADE BY ANYONE OTHER THAN AUTHORIZED COMPANY SPOKESPERSONS IN ANY MANNER ON OR THROUGH THE SERVICE, INCLUDING, WITHOUT LIMITATION, IN PUBLIC POSTINGS AREAS OF THE SERVICE. EXPERTS, INFORMATION PROVIDERS AND "MEMBER REPRESENTATIVES" ON THE SERVICE ARE NOT AUTHORIZED COMPANY SPOKESPERSONS.

Opinions, advice and all other information expressed by anyone on the Service, including information providers under contract with the Company ("Information Providers") represent their own views and not those of the Company, and should not be relied on for important personal decisions. For individual situations, specific professional advice should be sought.

The Company will only use or disclose information specifically about you (or your Membership) as is permitted by this Agreement, by the Prodigy Internet Privacy Policy, or by law. Prodigy may make its membership list available to other organizations so that they may make offers directly to you. If you do not want your name, address, or other personally identifiable information to be provided for such purposes, indicate your intent by going to the Mail Controls Center in the online Member Support Center. From time to time, Prodigy may record information about your computer, communications equipment and operating system software (but no other non-Prodigy software). Prodigy, or other organizations carefully selected by Prodigy, will use this information on an individually-identifiable basis only to (i) analyze how current or future Service features may operate on your equipment; (ii) monitor or improve the performance of the Prodigy software on your equipment; or (iii) tell you about enhancements and offerings that may become available to
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you. Prodigy may use or disclose aggregated (not personally identifiable)
information regarding Members for any purpose.

The Service lets you share information with other Members as well as with users of the Internet who are not Members. You agree not to use the Service to send, store, or submit for public posting any obscene, sexually explicit, or illegal material (including material the transmission of which violates any applicable law) or material which violates Internet standards or customs. The Company reserves the right (but is not obligated) to review and remove any material submitted for display or placed on the Internet, excluding private email. The Company may remove from the Internet any material that the Company believes violates this Agreement, any policies or guidelines posted by the Company on the Service or any Internet standards or customs, or is harmful to other Members, to Third Party Providers, or to the Service or the business interests of the Company. You are responsible for material sent through or displayed on the Service under your Service account, even if a claim should arise after termination of your membership.

The Company will comply in all respects with the Electronic Communications Privacy Act of 1986, as amended, ("ECPA") relating to private e-mail sent or received through the Service, as well as other personal information members have provided. The Company will not inspect the contents of private e-mail, or disclose their contents to anyone other than the writer or an intended recipient, without the consent of either the writer or an intended recipient, except as permitted or required by law. The Company may establish time limits and/or other criteria under which private e-mail will be automatically removed from your online mailbox. The Company will have no responsibility for retaining or delivering private e-mail that are located in a Member's online mailbox at the time of that Member's suspension or termination, or that are addressed to such Member thereafter. Subject to the subpoena, warrant and court order provisions of ECPA, the Company must provide member information to the proper authorities.

A "public postings area" of the Service is any area where Members may submit material ("Submissions") for viewing by other Members or by non-Members using Internet facilities, and view Submissions by other Members or by non-Members using Internet facilities, including but not limited to, bulletin boards or chat rooms, and similar Internet facilities, even if such area is not available to all Members. You agree to use public postings areas only in accordance with this Agreement, any policies and/or guidelines for the area that are displayed on the Service and Internet standards or customs.

You may not submit copyrighted material to public postings areas without the specific authority of the copyright owner; doing so is a breach of this Agreement and may subject you to legal liability. BY SUBMITTING MATERIAL TO A PUBLIC POSTINGS AREA, YOU AGREE TO INDEMNIFY THE COMPANY, AND ITS INFORMATION PROVIDERS, THEIR EMPLOYEES AND CONTRACTORS, AND HOLD THEM HARMLESS FROM ALL CLAIMS, INCLUDING CLAIMS FOR LIBEL AND SLANDER, ARISING FROM THE SUBMISSION.
Remember: You are responsible (and could be held liable to others) for all
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submissions from your Service account. Neither the Company nor its Information
Providers shall be responsible or have any liability for material displayed in a public postings area unless posted by its authorized spokesperson. Experts, Information Providers and "Member Representatives" are not authorized Company spokespersons.

By submitting material to a public postings area you are irrevocably granting the Company permission to do anything the Company may choose with all parts of the Submission, as if it were in the public domain, including modifying it or using it commercially and authorizing others to do so. You are also irrevocably granting everyone else (including non-Members) permission to reproduce and/or redistribute all or parts of your Submission in any form for non-commercial purposes. In addition, anyone is free to use information contained in a Submission for any purpose, at their own risk.

The Company may establish time limits and/or other criteria under which Submissions will be automatically removed from public display. The Company has the right, but is not obligated, to maintain archives of Submissions, regardless of whether they were actually posted on the Service, and the Company may use or disclose archived Submissions in any manner it deems appropriate.

8. Notices

The Company may give notices to Members by electronic mail through the Service, by a general posting on the Service, or by conventional mail. Notices by Members to the Company must be given by calling telephone number 1-800-213-0992 or sending electronic mail to:
PICONTENT@prodigy.com. A notice by a Member to the Company will not change the terms of this Agreement, or the terms of any Company policy or guideline, unless the change is expressly accepted in writing by an authorized officer of the Company. Customer Care representatives (including supervisors) are not authorized to accept such changes.

9. Disclaimers

DISCLAIMER OF WARRANTIES; LIMITATIONS OF LIABILITY YOU EXPRESSLY AGREE THAT YOUR USE OF THE SERVICE, SOFTWARE AND INTERNET IS AT YOUR SOLE RISK. THE SERVICE IS MADE AVAILABLE ON AN "AS IS," "AS AVAILABLE" BASIS. NEITHER THE COMPANY NOR ANY SUPPLIER, LICENSOR, EMPLOYEE, AGENT, OR CONTRACTOR MAKES ANY WARRANTY
WHATSOEVER REGARDING THE SERVICE OR THE INTERNET, ANY INFORMATION, SERVICES OR PRODUCTS PROVIDED THROUGH OR IN CONNECTION WITH THE SERVICE OR THE INTERNET (INCLUDING WITHOUT LIMITATION THE COMPANY SOFTWARE LICENSED HEREUNDER), OR ANY RESULTS TO BE OBTAINED THROUGH THE USE THEREOF, AND THE COMPANY HEREBY EXPRESSLY DISCLAIMS ON BEHALF OF ITSELF AND ALL SUPPLIERS ANY AND ALL WARRANTIES, INCLUDING WITHOUT LIMITATION:
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(1) ANY WARRANTIES AS TO THE AVAILABILITY, ACCURACY, SECURITY, OR CONTENT OF
INFORMATION, PRODUCTS, OR SERVICES; AND (2) ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU.

ANY LIABILITY OF THE COMPANY, ITS SUPPLIERS, LICENSORS, EMPLOYEES, AGENTS, OR CONTRACTORS, INCLUDING WITHOUT LIMITATION ANY LIABILITY FOR DAMAGES CAUSED OR ALLEGEDLY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATIONS LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORDS, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION, SHALL BE STRICTLY LIMITED TO THE AMOUNT PAID TO THE COMPANY BY OR ON BEHALF OF THE MEMBER FOR SERVICE MEMBERSHIP FEES (EXCLUDING FEES FOR SEPARATELY CHARGED EXTRA FEE FEATURES OR OPTIONS) IN THE 12 MONTHS PRIOR TO THE CLAIMED INJURY OR DAMAGE.

IN NO EVENT SHALL THE COMPANY, ITS SUPPLIERS, LICENSORS, EMPLOYEES, AGENTS, OR CONTRACTORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE SERVICE, SOFTWARE OR INTERNET, OR ANY BREACH OF ANY WARRANTY. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

10. Miscellaneous

This Agreement, the Interactive Features Guidelines, the Prodigy Internet Privacy Policy, and Personal Web Pages Guidelines, which you accept by enrolling in the Service, contains the entire agreement between you and the Company regarding use of the Service and the Software, and may be amended at any time upon notice from the Company to you. The provisions of this Agreement will continue in effect even after termination of your membership. This Agreement will be governed by and interpreted under the laws of the State of New York, without regard to its conflict of law rules.

11. Legal Notices

As required by California Civil Code Section 1789.3, this notice is to advise you of the following:

(a) If you have a complaint or desire further information about the Prodigy Internet service, contact Prodigy Services Corporation in writing at 44 South Broadway, White Plains, NY 10601
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(Attention: Customer Care); by telephone at 1-800-213-0992 or by electronic mail by selecting http://help.prodigy.net to navigate to the Member Support Center and then clicking on the appropriate link to send e-mail to the Company.

(b) The monthly charge for the Prodigy Internet service varies depending on the service plan you have selected. For a description of all service plans and their respective charges, go to the Manage My Account area in the Member Support Center. Prodigy Services Corporation reserves the right to change the amount of any fee or charge, and to institute new fees or charges, effective upon notice to the Membership Holder.

(c) The Complaint Assistance Unit (Consumer Information Center) of the Division of Consumer Services of the Department of Consumer Affairs may be contacted in writing at 400 "R" Street, Sacramento, CA 95814 or by telephone at 1-916-445-1254 or 1-800-952-5210.



Copyright 1997-98 Prodigy Services Corporation. All rights reserved.
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PRODIGY(R) interactive personal service 03/12/98 10:19 PM

PRODIGY Service Member Agreement

On the screens within this section can read or print the PRODIGY Service Member Agreement.

You accepted the terms of the Agreement, as revised from time to time by Prodigy, when you enrolled in the PRODIGY Classic service, and continued acceptance of it is a condition to PRODIGY service Membership.

Given the timely nature of the Prodigy service, you will always find the most current version of the Agreement here.

Recent Changes

On September 2, 1997, the second paragraph of the Member Info section was changed.

Effective August 8, 1997, changes were made to the following sections of the Prodigy Member Agreement:

Section 2: Membership Responsibilities: the paragraph starting Responsibility of Membership Holders."

Section 4: Termination of Membership the paragraphs starting "If you file a claim against Prodigy," and "Termination of service to the Membership Holder."

Section 5: Use of the Service: the paragraphs starting "You acknowledge that the Service is intended for use of electronic mail," and "You acknowledge that use of the Service on a standby or inactive basis is prohibited." and "Information pertaining to Members of the Service," and "Unsolicited Commercial Emails."

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Section 9: Limited Warranty: the paragraph starting "YOU EXPRESSLY AGREE THAT
YOUR USE OF THE SERVICE."

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1. Introduction

Prodigy Services Company ("Prodigy") is the operator of the Prodigy service (the "Service"). The Service is an interactive information, communication and transaction service, used by connecting your receiving and transmitting equipment (normally a personal computer with a modem connected to your telephone line) to Prodigy's network of telecommunications and computer facilities.

By completing enrollment and accepting all of the terms of this Agreement, you become an authorized user of the Service (a "Member"). Continued acceptance of this Agreement is a condition of Membership. If you do not wish to be bound by this Agreement, please do not enroll. Prodigy may change this Agreement at any time. Changes are effective upon notice to Members (see Section 8 regarding Notices). To read the current Agreement on the Service at any time, GoTo/Jump: member agreement.

Each Service Membership can include up to six separate Members. The Member whose Service ID ends in "A" is the Membership Holder, and may authorize up to five other people to be Members under the Membership Holder's account.

The Membership Holder has special responsibilities in addition to the responsibilities of being a Member. Both types of responsibilities are described in Sections 2 and 3. Members must be individuals, and not (except with Prodigy's written consent) firms, businesses or institutions.

Prodigy may at any time, without notice or liability, change or eliminate any Service content or features, restrict the use of any portion of the Service, including limiting the time of its availability, the amount of use permitted, or the Members who are permitted to use it), or limit or change the operation of any feature of the Service. Any changes, restrictions, or limitations may be applied to all or to individual Members in a Membership, and may be applied
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regardless of whether a multiple month Membership has been purchased or any payments have been pre-paid.

Each Membership includes periodic issues of various Member newsletters or other communications.

----------------------------------

2. Membership Responsibilities; Prodigy Software License

Responsibilities of All Members. You are responsible for complying with all terms and conditions of this Agreement, and, with all policies and guidelines posted on the Service. You are personally responsible for all use of the Service under your ID (including payment for orders placed) even if you allow someone else to use your ID. Using your ID for illegal, fraudulent or abusive purposes is grounds for termination of Membership, and may be referred to law enforcement authorities. Enrolling or using any ID on the Service under a name other than your own is prohibited, except where the Service permits "nicknames" or other identifiers.

You must keep all Membership-related information that you store on the Service up to date, including your address, any credit, debit or charge card numbers and expiration dates, and any Service payment information.

You must promptly inform Prodigy if you suspect any breach of security, such as loss, theft, or unauthorized disclosure or use of your ID, password or any credit, debit or charge card number stored on the Service. Until Prodigy is notified of a breach of security (by notice given as described in Section 8, or by telephone at 1-800-PRODIGY (1-800-776-3449)) you will remain responsible for any unauthorized use of the Service occurring under your ID. (Liability for use of credit, debit or charge cards is subject to your agreement with the card issuer.)

You may use the ordering functions of the Service only to place valid orders for merchandise, services or other items for which such ordering functions are intended.

The Service is provided for your personal use only. Unless you have Prodigy's express written consent, you may not resell it, in whole or part, or
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otherwise commercially exploit it, or assign or transfer your Membership to anyone else.

Responsibility of Membership Holders. You have overall responsibility for your Membership, which includes the proper use of the Service by all Members of your Membership. You are also responsible for all fees and charges incurred by the Membership (see Section 3), and for payment for all orders placed by any minor Member in your Membership. The Membership Holder must be an adult and an individual to use the Service. By accepting this Agreement, the Membership Holder confirms that he/she is an adult of at least 18 years of age (19 where applicable).

Prodigy may terminate, without notice, any Membership where the Membership Holder is a minor, or, in Prodigy's sole discretion, may permit an adult to become the Membership Holder under procedures established by Prodigy. Access to certain portions of Service content by other Members of the Membership may be controlled by and is the responsibility of the Membership Holder.

Prodigy Software License. All Prodigy software provided to you, and each revised version thereof, is licensed to you by Prodigy only for use in connecting to and using the Service from within the 50 United States, the District of Columbia, Puerto Rico, and Canada and you may use copy it only as instructed by Prodigy. Use or copying for any other purpose is prohibited and is a breach of this Agreement. The Prodigy software files remain Prodigy's property at all times, and Prodigy may make changes to the number and/or content of these files directly while you are connected to the Service. (The Prodigy software does not affect or involve any other files in your computer without your authorization.) You accept the terms of this license by using the Prodigy software. This license will terminate upon termination of the Membership for which it was issued. At that time, the Membership Holder must return the Prodigy software to Prodigy or destroy it.

Prodigy is not responsible in any way for any non-Prodigy computer programs or devices intended for use in connection with the Service and/or the Prodigy software even if such programs or devices are advertised and/or made available on the Service.

----------------------------------

3. Fees and Payment

The Membership Holder is responsible for paying all fees and charges (plus applicable taxes) associated with use of the Service under all of the IDs of the Membership, including those incurred for extra fee features or options. Prodigy reserves the right to change the amount of, or basis for determining, any fee or charge, and to institute new fees or charges, and will give the Membership Holder at least 30 days prior notice (as provided in Section 8) of any increase in any existing fee or charge for Service access or use.

All fees or charges that are additional to the monthly Service fee (including fees or charges for using certain features, functions or modem speeds, or for using certain features above usage levels established from time to time by Prodigy) apply, and may be imposed or changed, regardless of whether a multiple month Membership has been purchased or an advance payment of the monthly Service fee has been made.

All fees and charges are payable in accordance with billing terms in effect at the time the fee or charge becomes payable. Prodigy may require payment of any or all fees and charges to be made by a valid, approved major credit, debit or charge card. Current fees and charges are posted on the Service. Unless otherwise stated, all amounts are in U.S. Dollars. GoTo/Jump: fees to view current fees.

By authorizing Prodigy to charge a credit, debit or charge card for service fees and charges, you are authorizing Prodigy to automatically continue charging that card during your Membership.

Upon request to Prodigy, Membership Holders may receive information that supports charges for use of the Service by themselves or their authorized Members. For online statement information, GoTo/Jump: statement.

Ordering Merchandise, Services and Information. You may order, and are responsible for paying for, many types of merchandise, services and information from merchants and advertisers ("Merchants") through the Service. Merchants are independently owned and operated businesses. Prodigy is not a party to any transactions with Merchants, and the purchase, payment, warranty, guarantee, delivery, maintenance and all other matters concerning merchandise, services or information ordered from Merchants are solely between you and the Merchant. All orders are subject to acceptance by the Merchant. (See Section 7 regarding information about Members provided to Merchants with orders.)

----------------------------------

4. Termination of Membership

Either the Membership Holder or Prodigy may terminate the Membership at any time and without cause. The only right with respect to dissatisfaction with any policies, guidelines or practices of Prodigy in operating the Service, any change in Service content, or any change in the amount or type of fees and charges associated with the Service, is for the Membership Holder to terminate the Membership by notice to Prodigy. See Section 8 regarding notices.

Prodigy may terminate the Membership, or suspend any individual Member's access to all or any part of the Service, without notice, for conduct that Prodigy believes is a violation of this Agreement or any policies or guidelines posted by Prodigy on the Service, or for other conduct that Prodigy believes harmful to other Members, to Merchants or Information Providers, or to the Service or the business interests of Prodigy.

If you file a claim against Prodigy, or a claim which in any way involves Prodigy, then Prodigy may terminate your membership. Upon termination of your membership by Prodigy for any reason, you shall not establish a new membership in any Prodigy service, for five years from the date of termination.

Upon termination of a Membership by Prodigy, Prodigy will refund any unused portion of prepaid fees or charges (excluding fees and charges for extra fee features that are stated to be non-refundable at the time they are accepted), after satisfying any outstanding balances owed Prodigy. Upon voluntary termination of Membership by the Membership Holder, no refund, including any membership fees or portions thereof, shall be granted. Membership Holder will be charged for any extra fee features subscribed to or used for that period's billing cycle.

Termination of service to the Membership Holder automatically terminates service to all other Members in the Membership. Upon termination or suspension of service to a Member, that Member's banking, brokerage and other third-party relationships will no longer be accessible through the Service.

Prodigy shall have no obligation to notify any third parties nor shall Prodigy be responsible for any damages that my result or arise out of termination of your membership.

Termination or suspension by Prodigy of service to a Member also constitutes termination or suspension (as applicable) of that Member's license to use the Prodigy software.

----------------------------------

5. Use of the Service

You are responsible for providing all equipment, devices and software (other than the Prodigy software) necessary to receive the Service. Prodigy will provide telephone numbers to connect to the Service, which for most Members will include a local number. You are responsible for selecting the best number for you, and for all telephone fees and charges associated with the use of the telephone number you select. If you have any question about which telephone number is best for you, check with your local phone company.

The Service will be available during the hours stated on the Service. GoTo: service hours.

Use of the Service (or portions thereof), and of specific telephone numbers, is subject to interruptions at Prodigy's discretion or beyond Prodigy's control. Unauthorized access to the Service, to restricted portions of the Service, or to the telecommunications or computer facilities used to deliver the Service, is a breach of this Agreement and a violation of law.

You acknowledge that the Service is intended for use of electronic mail, usenet newsgroups, chat, file transfers via ftp, interactive games, browsing of the World Wide Web, and any other proprietary or non-proprietary services that the Company makes available to its members. You shall not use the

Service to operate server programs, including, but not Limited to mail servers, IRC servers, ftp servers, or web servers.

You acknowledge that use of the Service on ,a standby or inactive basis is prohibited. This prohibition includes the use of methods or automated programs to defeat systems which limit inactivity. Prodigy may automatically terminate your session after a certain period of inactivity, which period will be determined solely by Prodigy.

Membership Holders may suspend Service use by other Members in the Membership through the means provided on the Service. GoTo: member access. Prodigy gives the Membership Holder the ability to limit access of Members in the Membership to certain content available on or through the Service, including access to content on the Internet over which Prodigy exercises no control. The responsibility for controlling Member access to and use of such content areas is solely that of the Membership Holder.

Information pertaining to Members of the Service, their email address, and/or their Service account - which Prodigy makes available to its Members (for instance, Member Lists and Community Rosters) - are provided for your personal use only. You are strictly prohibited from accessing, downloading, printing, emailing, transferring, posting, selling, sharing, or otherwise using any Member's information referred to in this paragraph for any non-personal, commercial, unlawful or illegal purposes.

Unsolicited Commercial Emails

You acknowledge that you are expressly prohibited from utilizing the Service, Prodigy's equipment, any Prodigy email address or using the word "Prodigy" in connection with the sending of the same or substantially similar unsolicited electronic mail messages, whether commercial or not, to fifty (50) or more recipients. For each day that this provision is violated, Member shall pay Prodigy $50.00 per day for unintentional violations and $500.00 per day for deliberate violations. Prodigy, at its sole discretion, shall determine whether such violations are unintentional or deliberate. Prodigy may waive all or part of the applicable charges. Neither Prodigy's demand, nor payment by the member of these charges shall prevent Prodigy from seeking to obtain other legal remedies against the member, including termination of membership, damages or an injunction. The failure to enforce any provision of this Agreement, including this paragraph, shall not constitute a waiver of any or all of Prodigy's rights, including the right to receive compensation for such unintentional or deliberate violations of this Agreement, regardless of when such violations occurred.

IDs and Passwords.

Use of the Service requires both an ID and a password. Each new Member receives a unique ID and a temporary password, and must choose a new password upon enrollment. Your ID is your address on the Service, and you and Prodigy may disclose it to others.

The Service may also permit Members to select an additional identifier, called a "NetName," for use with electronic mail and other features as Prodigy may determine, and you and Prodigy may disclose NetNames to others as well.

Your password is the key that unlocks access to your personal information on the Service. Anyone knowing both your ID and password can gain access to your personal information and misuse it, so KEEP YOUR PASSWORD SECRET; use a password that is hard to guess (for example, do not use your first or last name); and change your password frequently. REMEMBER YOUR PASSWORD! If you forget your password, Prodigy may disclose it to you under security procedures determined by Prodigy, but reserves the right to charge for doing so. For more information on passwords, GoTo/Jump: password security. To change your password, GoTo/Jump: change password.

You may not use another Member's ID without the specific consent of that Member. Unauthorized use of another Member's ID, or improper solicitation of another Member's password, are grounds for termination of your Membership, and may be a violation of law.

For your convenience, Prodigy provides an option that allows you to connect to the Service automatically, without manually entering your ID and password each time. Software available from third parties may also offer this function. If you choose to use any automatic connection function, you acknowledge that anyone who has access to your computer can also gain access to and abuse your Service account. For example, anyone having access to the software or computer containing your automatic connection information could abuse any credit, debit or charge card information associated with your ID.

----------------------------------

6. Information on the Service

General

PRODIGY DOES NOT EVALUATE, ENDORSE, ASSERT OR STAND BEHIND THE TRUTHFULNESS OR RELIABILITY OF OPINIONS, ADVICE OR STATEMENTS GIVEN OR MADE BY ANYONE OTHER THAN AUTHORIZED PRODIGY SPOKESPERSONS IN ANY MANNER ON OR THROUGH THE SERVICE, INCLUDING, WITHOUT LIMITATION, IN PUBLIC POSTINGS AREAS OF THE SERVICE. EXPERTS, INFORMATION PROVIDERS AND "MEMBER REPRESENTATIVES" AMONG OTHERS, ARE NOT AUTHORIZED PRODIGY SPOKESPERSONS.

Opinions, advice and all other information expressed by Service information providers under contract with Prodigy such as bulletin board leaders, ("Information Providers") represent their own views and not necessarily those of Prodigy, and should not be relied on for important personal decisions. For individual situations, specific professional advice should be sought.

The Service lets you share information with other Members as well as with users of the Internet who are not Members. You agree not to use the Service to send, store, or submit for public posting, any abusive, obscene, profane, sexually explicit, threatening, or illegal material (including material the transmission of which violates any applicable law), or material containing blatant expressions of bigotry, racism or hate. Prodigy reserves the right (but is not obligated) to review and remove any material submitted for display or placed on the Service, excluding private electronic messages. Prodigy may refuse to display or may remove from the Service any material that Prodigy believes violates this Agreement or any policies or guidelines posted by Prodigy on the Service, or is harmful to other Members, to Merchants or Information Providers, or to the Service or the business interests of Prodigy.

You agree not to engage in unsolicited advertising to, or solicitation of, other Members or users of the Internet through the Service to buy or sell any products or services (other than in areas specifically designated for such purposes by Prodigy) without Prodigy's prior written consent. You are responsible for material sent through or displayed on the Service under your ID, even if a claim should arise after termination of the Membership.

Messaging. Prodigy will comply in all respects with the Electronic Communications Privacy Act of 1986, as amended, relating to private electronic messages sent or received through the Service Prodigy will not inspect the contents of private electronic messages, or disclose their contents to anyone other than the writer or an intended recipient, without the consent of either the writer or an intended recipient, except as permitted or required by law. Prodigy may establish time limits and/or other criteria under which private electronic messages will be automatically removed from your online mailbox after a period of time established by Prodigy. Prodigy will have no responsibility for retaining or delivering private electronic messages that are located in a Member's online mailbox at the time of that Member's suspension or termination, or that are addressed to such Member thereafter,

Prodigy may permit Merchants to send messages to Members for commercial purposes.

Public Postings Areas. A public postings area of the Service is any area where Members may submit material ("Submissions"), including files, for viewing or retrieval by other Members or by non-Members using Internet facilities, or view or retrieve material submitted by other Members (or by non-Members using Internet facilities, such as Service bulletin boards or chat rooms, and analogous Internet facilities including submissions by Members via electronic mail or any other method in response to any solicitation by Prodigy, even if such area is not available to all Members. A Submission includes the name, ID, chat nickname and/or other information that is displayed or included with the submitted material, as applicable. You agree to use each public postings areas only in accordance with this Agreement and any policies and/or guidelines for the area that are displayed on the Service.

You may not submit copyrighted material to public postings areas without the specific authority of the copyright owner; doing so is a breach of this Agreement and may subject you to legal liability. BY SUBMITTING MATERIAL TO A PUBLIC POSTINGS AREA, YOU AGREE TO INDEMNIFY PRODIGY, AND ITS INFORMATION PROVIDERS, THEIR EMPLOYEES AND CONTRACTORS, AND HOLD THEM HARMLESS FROM ALL CLAIMS, INCLUDING CLAIMS FOR LIBEL AND SLANDER, ARISING FROM THE SUBMISSION.
Remember: You are responsible (and could be held liable to others) for all submissions from your ID. Neither Prodigy nor its Information Providers are responsible or shall have any liability for material displayed in a public postings area unless posted by their respective authorized spokesperson. Experts, Information Providers and "Member Representatives" among others, are not authorized
Prodigy spokespersons.

By submitting material to a public postings area you are irrevocably granting Prodigy permission to do anything Prodigy may choose with all parts of the Submission, as if it were in the public domain, and free of moral rights, including modifying it or using it commercially and authorizing others to do so. You are also irrevocably granting everyone else (including non-Members) permission to reproduce and/or redistribute all or parts of your Submission in any form for non-commercial purposes. In addition, anyone is free to use information contained in a Submission for any purpose, at their own risk.

Prodigy may establish time limits and/or other criteria under which Submissions will be automatically removed from public display.

Prodigy has the right, but is not obligated, to maintain archives of Submissions, regardless of whether they were actually posted on the Service, and Prodigy may use or disclose archived Submissions in any manner it deems appropriate.

Copyright. Except for public domain material, all material contained in the Service is copyrighted. You may not reproduce, or redistribute such material, in whole or in part, in any manner, without the prior consent of the copyright owner, unless specifically permitted by this Agreement or on the Service. You may make single copies of copyrighted materials displayed on the Service if they are solely for your own personal use, and if you preserve any copyright or other notices contained in or associated with them. You may not distribute such copies to others, whether or not for a charge or other consideration, without written permission from the copyright owner. Requests for permission to reproduce portions of the Service for other purposes should be mailed to Prodigy Services Company, 445 Hamilton Avenue, White Plains, New York 10601, Attn: Editorial Department. This Agreement does not grant you permission to use the "Prodigy" name or any Service logo for any purpose.

-------------------------------------------
7. Information Supplied to Prodigy by Members

One of the valuable and unique features of the Service is its ability to personalize editorial and commercial content and offerings to your interests. Personalization is based on information that you (or the Membership Holder) provide to Prodigy and information derived during your use of the Service and during installation of the Prodigy software on your equipment used to receive the Service. You may review or update certain personal information you have provided to Prodigy by using the Tools feature on the Service. GoTo: tools. You may be requested to supplement or update your personal information from time to time. All personal information that you provide on the Service must be accurate, and Prodigy reserves the right to verify its accuracy.

Prodigy will only use or disclose information, specifically about you (or your Membership) as is permitted by this Agreement and Prodigy's Policy on Protecting Member Privacy. GoTo/ Jump: privacy policy. Prodigy may make its membership list available to other organizations so that they may make offers directly to you. If you do not want your name, address, or other personally identifiable information to be provided for such purposes, indicate your intent by jumping to: Opt Out, From time to time, Prodigy may record information about your computer, communications equipment and operating system software (but no other non-Prodigy software).

Prodigy will use this information on an individually-identifiable basis only to:
(i) analyze how current or future Service features may operate on your equipment; (ii) monitor or improve the performance of the Prodigy software on your equipment; or (iii) Prodigy or other organizations may tell you about enhancements and offerings that may become available to you. Prodigy may use or disclose aggregated (not personally identifiable) information regarding Members for any purpose.

When you place an order on the Service, Prodigy may provide your name, address, telephone number, and other relevant information to the Merchant, including whether you are a minor and how long you have been a Member. Prodigy cannot and will not be responsible for how Merchants use this information.

--------------------------------
8 Notices

Prodigy may give notices to Members by electronic mail through the Service using the Message Center feature, by a general posting on the Service, or by conventional mail. Any notice given to the Membership Holder will constitute notice to all Members in the Membership.

Notices by Members to Prodigy must be given by electronic mail or conventional mail, unless otherwise specified in this Agreement Notices by means of electronic mail must be sent through the Member Help feature. GoTo: member help.

Notices to Prodigy by conventional mail must be sent to:

Prodigy Services Company
44 South Broadway
White Plains, NY 10601
Attention: Member Services

A notice by a Member to Prodigy will not change the terms of this Agreement, or the terms of any Prodigy policy or guideline, unless the change is expressly accepted in writing by an authorized officer of Prodigy. Member Services representatives (including supervisors) are not authorized to accept such changes.

Special Notice to California Members.

For a special notice to California Members under California Civil Code
Section 1789.3, select "Legal Notices" from the Sources and Policies section. GoTo/Jump: policies.

--------------------------------
9. LIMITED WARRANTY AND LIMITATIONS OF LIABILITY

YOU EXPRESSLY AGREE THAT YOUR USE OF THE SERVICE IS AT YOUR SOLE RISK. THE SERVICE IS MADE AVAILABLE ON AN "AS IS" BASIS. NEITHER PRODIGY NOR ANY INFORMATION PROVIDER, LICENSOR, EMPLOYEE, AGENT, OR CONTRACTOR MAKES ANY WARRANTY WHATSOEVER REGARDING THE SERVICE, ANY INFORMATION, SERVICES OR PRODUCTS

PROVIDED THROUGH OR IN CONNECTION WITH THE SERVICE, INCLUDING WITHOUT LIMITATION THE PRODIGY SOFTWARE LICENSED HEREUNDER, OR ANY RESULTS TO BE OBTAINED THROUGH THE USE THEREOF, AND PRODIGY HEREBY EXPRESSLY DISCLAIMS ON BEHALF OF ITSELF AND ALL INFORMATION PROVIDERS TO IT ANY AND ALL WARRANTIES, INCLUDING WITHOUT LIMITATION:(1) ANY WARRANTIES AS TO THE AVAILABILITY, ACCURACY, SECURITY OR CONTENT OF INFORMATION, PRODUCTS, OR SERVICES; AND (2) ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. THIS LIMITED WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

ANY LIABILITY OF PRODIGY, ITS INFORMATION PROVIDERS, LICENSORS, EMPLOYEES, AGENTS OR CONTRACTORS, INCLUDING WITHOUT LIMITATION ANY LIABILITY FOR DAMAGES CAUSED OR ALLEGEDLY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATIONS LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORDS, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION, SHALL BE STRICTLY LIMITED TO THE AMOUNT PAID TO PRODIGY BY OR ON BEHALF OF THE MEMBER FOR SERVICE MEMBERSHIP FEES (EXCLUDING FEES FOR SEPARATELY CHARGED EXTRA FEE FEATURES OR OPTIONS) IN THE 12 MONTHS PRIOR TO THE CLAIMED INJURY OR DAMAGE. IN NO EVENT SHALL PRODIGY, ITS INFORMATION PROVIDERS, LICENSORS, EMPLOYEES, AGENTS, OR CONTRACTORS BE LIABLE WITH ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE SERVICE, OR ANY BREACH OF ANY WARRANTY. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL

DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

YOU AGREE THAT YOU WILL NOT HOLD PRODIGY RESPONSIBLE FOR THE SELECTION OR RETENTION OF, OR ANY ACTS, ERRORS, OR OMISSIONS BY, ANY THIRD PARTY IN CONNECTION WITH THE SERVICE, INCLUDING WITHOUT LIMITATION THOSE WITH WHOM PRODIGY CONTRACTS TO OPERATE VARIOUS PORTIONS OF THE SERVICE.

Prodigy's contracts with certain information providers require Prodigy to give you specific notices regarding your use of information supplied by them and the limitation of their liability to you. Please see Appendix A (Info Providers) for these notices.

--------------------------------
10. Miscellaneous

This Agreement, including Appendix A (Info Providers) and all policies and guidelines referred to herein, which you accept by enrolling in the Service, contains the entire agreement between you and Prodigy regarding use of the Service and the Prodigy software, and may be amended at any time upon notice from Prodigy to you. The provisions of this Agreement will continue in effect even after termination of your Membership. This Agreement will be governed by and interpreted under the laws of the State of New York, without regard to its conflict of law rules.

You can reach Prodigy Member Services for information and assistance:
(a) by calling 1-800-PRODIGY (1-800-776-3449);
or
(b) by selecting "Ask Us For Help" from the Member Services feature. GoTo: member help.

--------------------------------
APPENDIX A -- Information Provider Notices

SportsTicker, a Division of Telerate Systems Incorporated, owns the copyright to material identified as belonging to it, and any Member is permitted to store, manipulate, analyze, reformat, print and display such material for those using such Member's personal computer only, but may in no event redistribute such material, nor use such material in a commercial or business related manner as a person engaged in the provision of print or electronic publications and services, or radio, television, and cable television services, including programming.

All information from Dow Jones & Company, Inc. ("Dow Jones"), its subsidiaries and licensors carried on the Service (the "Dow Jones Information") is owned by Dow Jones, its subsidiaries or licensors, and any Member is permitted to store, manipulate, analyze, reformat, print and display the Dow Jones Information only for such Member's personal use. In no event shall any Member publish, retransmit, redistribute or otherwise reproduce any Dow Jones Information in any format to anyone, and no Member shall use any Dow Jones Information in or in connection with any business or commercial enterprise, including without limitation, any securities, investment, accounting, banking, legal or media business or enterprise,

DOW JONES AND ITS AFFILIATES AND LICENSORS CANNOT AND DO NOT WARRANT THE ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE DOW JONES INFORMATION. NEITHER DOW JONES NOR ANY OF ITS AFFILIATES OR LICENSORS SHALL BE LIABLE TO ANY MEMBER OR ANYONE ELSE FOR ANY LOSS OR INJURY CAUSED IN WHOLE OR PART BY ITS NEGLIGENCE OR CONTINGENCIES BEYOND ITS CONTROL

IN PROCURING, COMPILING, INTERPRETING, EDITING, WRITING, REPORTING OR DELIVERING ANY DOW JONES INFORMATION. IN NO EVENT WILL DOW JONES, ITS AFFILIATES OR LICENSORS BE LIABLE TO ANY MEMBER OR ANYONE ELSE FOR ANY DECISION MADE OR ACTION TAKEN BY ANY MEMBER IN RELIANCE UPON SUCH INFORMATION OR FOR ANY CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Any Member is permitted to store, manipulate, analyze, reformat, print and utilize material from The Associated Press carried on the Service (the "AP Material") for personal use by that Member only, but may in no event redistribute the AP Material, nor use the AP Material in a commercial or business related manner as a person engaged in the provision of print or electronic publications and services or radio, television, and cable television services, including programming. Members shall not, directly or indirectly, publish, broadcast or distribute the AP Material or portions thereof in any medium, except that corporate, governmental and institutional Members may use portions of the AP Material for internal printed communications and memoranda. Neither the Associated Press nor Press Association, Inc. shall be liable in any way to any Member, third party or other person who may receive the AP Material, or to any other person whatsoever, for any delays, inaccuracies, errors or omissions therefrom or in the transmission or delivery of all or any part thereof or for any damage arising therefrom or occasioned thereby. In no event shall The Associated Press or Press Association, Inc. be liable for any direct, consequential, punitive, special or any other damages arising in any way from the availability of the AP Material regardless of the form of action, whether contract or tort. All information provided by S&P ComStock ("ComStock") and its affiliates (the "ComStock Information") on Prodigy is owned by or licensed to ComStock and its affiliates and any Member is permitted to store, manipulate, analyze, reformat, print and display the ComStock Information only for such Member's personal use. In no event shall any Member publish, retransmit, redistribute or otherwise reproduce any ComStock Information in any format to anyone, and no Member shall use any ComStock Information in or in connection with any business or commercial enterprise, including with out limitation, any securities, investment, accounting, banking, legal or media business or enterprise.

Neither ComStock nor its affiliates make any express or implied warranties (including, without limitation, any warranty of merchantability or fitness for a particular purpose or use) regarding the ComStock Information. The ComStock Information is provided to the Members "as is". Neither ComStock nor its affiliates warrant that the ComStock Information will be uninterrupted or error-free. Neither ComStock nor its affiliates will be liable to any Member or anyone else for any inaccuracy, error or omission, regardless of cause, in the ComStock Information or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

The Comstock Information includes market data owned and supplied by various stock and commodities exchanges including the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Stock Exchange.

Each exchange has exclusive and valuable property rights in its market data. This data is being made available to Members only for their own internal business or personal activities. You may not redisseminate, retransmit, download, print or communicate this data, in any format, to any other person, except when that communication is an occasional, infrequent transmission or copying of de minimis segments of market data. Please be aware that these exchanges do not guarantee the sequence, accuracy, completeness or timeliness of the market data you are viewing and neither these exchanges nor their officers, directors, members, employees, agents, consultants or licensors shall be liable to any person, including, but not limited to a member or customer, for any losses, damages, costs or expenses (including, but not limited to, loss of profits, loss of use, direct, indirect, incidental or consequential damages) resulting from any error, inaccuracy, delay or interruption in the dissemination of this data or any unauthorized access or any other misuse of the system through which the data is transmitted.

(This is the end of the
Prodigy Service Member Agreement)

Copyright 1998 Prodigy Services Company. All Rights Reserved.